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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21120

Conestoga Funds
(Exact name of registrant as specified in charter)

550 E. Swedesford Road, Suite 120 Wayne, PA	19087
(Address of principal executive offices)	(Zip code)

Conestoga Capital Advisors 550 E. Swedesford Road, Suite 120 Wayne, PA 19087
(Name and address of agent for service)

With Copy To:

Josh Deringer, Esq.

Drinker Biddle

One Logan Square, Suite 2000

Philadelphia, PA 19103

Registrant's telephone number, including area code:	(800) 320-7790

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles. A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.

A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Conestoga Funds

SMALL CAP FUND

SMID CAP FUND

M a n a g e d B y

ANNUAL REPORT

September 30, 2018

CONESTOGA FUNDS CHAIRMAN’S LETTER

November 20, 2018

Dear Fellow Shareholders of the Conestoga Funds,

On behalf of the Conestoga Funds’ (the “Trust”) Board of Trustees (the “Board”), I am pleased to present you with our 2018 Annual Report.

US equity markets continued to rally over the twelve months ended September 30, 2018, benefiting from the implementation of Federal tax cuts and corporate earnings growth. However, the environment has changed as we begin the new fiscal year, with equity markets experiencing higher levels of volatility and equity indices moving lower. Concerns about higher interest rates, rising raw material and labor costs, and global trade disputes have raised fears that corporate earnings growth may have peaked. The direction forward, while unclear now, will ultimately be determined by trading partners finding a way to compromise in a timely and effective manner. And, while it is too early to determine whether the recent sell-off is a merely a short-term correction or a more ominous bear market, the Board and Conestoga Capital Advisors remain steadfast in our oversight and management of the Funds, using the disciplined investment approach we have honed over the past fifteen years.

For the fiscal year ended September 30, 2018, both the Small Cap Fund and SMid Cap Fund outperformed their respective benchmarks, and both Funds rose to peak levels of assets. The Small Cap Fund implemented a soft close during the fiscal year, and we believe this has had the desired effect of moderating inflows to the Small Cap Fund.

Meanwhile, the SMid Cap Fund experienced over $46 million of net inflows during the fiscal year, and net assets rose to $83.9 million. The SMid Cap Fund will reach its five-year anniversary in January 2019, and we are optimistic in the long-term prospects for the SMid Cap Fund. Conestoga Capital Advisors has provided a thorough review of the Funds’ performance over the fiscal year in the pages that follow, as well as an update on their business.

One of the Trust’s original independent trustees, William B. “Bill” Blundin, has announced his retirement from the Board at the end of 2018. Bill has very capably served the Funds since their inception and we are very grateful for his guidance and stewardship over the years. Denise C. Marbach has joined the Funds’ Board as a new independent trustee and will serve on the Audit Committee. Denise is a former Partner of PricewaterhouseCoopers and Coopers & Lybrand. She brings significant business and audit experience to the Board. We are looking very forward to her contributions to the Board in the years ahead.

We thank you for your investment in the Conestoga Funds.

Sincerely,

Wm. C. Martindale Jr.

Wm. C. Martindale Jr.
Chairman and Chief Executive Officer
The Conestoga Funds

CONESTOGA FUNDS MANAGER’S LETTER

November 20, 2018

Dear Fellow Shareholders,

Continued strong growth in the U.S. economy and corporate earnings drove a rally over the Funds’ fiscal year ended September 30, 2018 that lifted many key U.S. equity indices towards all-time highs. Second quarter 2018 U.S. Gross Domestic Product (GDP) growth (the last report during this period) was estimated at an annualized rate of 4.2%. Strong economic growth combined with lower U.S. corporate tax rates were key factors driving second quarter 2018 year-over-year S&P 500 median earnings growth of 21.5% and the Russell 2000 posted median earnings growth of 23.5% (Source: Furey Research / FactSet). Strong economic growth, tighter labor conditions and potential concerns about inflation led the Federal Reserve to increase interest rates three times in 2018 with expectations for a fourth increase in late 2018.

U.S. equity markets took the mantle of global economic leadership over the last year, outperforming non-U.S. and emerging markets equities. Fixed income markets have generally declined as interest rates moved higher. Within the U.S., large capitalization stocks as represented by the S&P 500 Index performed more strongly than small capitalization stocks as represented by the Russell 2000 Index, as investors appeared to discount the potential impact of tariffs. Of note, the Russell 2000 Index recorded its tenth consecutive quarter of positive returns in the quarter ended September 30, 2018, its longest streak since the index inception in 1979.

As we pen this letter, markets have moved sharply lower to begin the fourth quarter of 2018. Volatility, which has been lower than normal for much of the past few years, has returned. One factor in the recent sell-off in equities has been increasing interest rates, the prospects of further rate increases, and escalating trade conflicts. Higher interest rates can have the effect of making stocks less attractive versus bonds or cash and may also imply an overheating economy and inflation. Other factors that may be contributing to the sell-off include weaker growth outside the US (especially in emerging markets), higher tariffs, and their potential impact on global trade. The market decline may also reflect investor concern that corporate earnings may be peaking in conjunction with a rising cost of capital and the emergence of cost pressures (labor, freight, tariffs/trade, commodities, etc.).

At this time, we believe the recent turbulence in the market is more likely a short-term correction after an extended period of gains. It is not uncommon for corrections of 10% to occur within longer-term bull markets. We note that many of the stock market’s recent top performers (and some of those in the Conestoga Funds) have been the weakest performers in the downturn. The Conestoga Small Cap Fund and SMid Cap Fund have declined about as much as their benchmark indices in October. Contributing to our relative performance have been several companies which have pre-announced weaker revenue and earnings.

Returns for both Funds for the periods through September 30, 2018 are below:

	3Q 2018	YTD 2018	1 Year	3 Years*	5 Years*	10 Years*	Since Inception* (10-1-02)
Conestoga Small Cap Fund (Investors Class)	10.40%	24.00%	28.47%	25.49%	14.91%	14.66%	13.30%
Russell 2000 Growth Index	5.52%	15.76%	21.06%	17.98%	12.14%	12.65%	12.24%
Russell 2000 Index	3.58%	11.51%	15.24%	17.12%	11.07%	11.11%	11.50%

	3Q 2018	YTD 2018	1 Year	3 Years*	Since Inception* (1-21-14)
Conestoga SMid Cap Fund (Investors Class)	9.82%	24.67%	33.25%	25.01%	11.89%
Russell 2500 Growth Index	7.17%	15.78%	23.13%	17.96%	11.51%
Russell 2500 Index	4.70%	10.41%	16.19%	16.13%	10.00%

* Note – All periods longer than one-year are annualized

SMALL CAP FUND PERFORMANCE REVIEW

For the one year ended September 30, 2018, the Conestoga Small Cap Fund (Investors Class Shares) returned 28.47%, outperforming the Russell 2000 Growth Index return of 21.06% and the Russell 2000 Index return of 15.24%. Stock selection effects were the primary source of excess return, while sector allocation effects only added modestly to relative returns.

The Small Cap Fund’s largest average sector weighting over the past twelve months has been Technology, and a number of positions in this sector added to returns relative to the benchmark. The strongest performing stock within the Technology sector was Bottomline Technologies Inc. (EPAY), which rose over 100% during the period. EPAY continues to recover from a difficult 2016 as management has executed well in growing the revenues and earnings of this financial technology company. Similarly, PROS Holdings Inc. (PRO), a developer of price optimization software services, delivered stronger returns after several below-average years of growth. One of the Small Cap Fund’s newest holdings, Mercury Systems Inc. (MRCY), also made an immediate impact as a top performer in the Technology sector. MRCY provides sensors and electronics for defense and intelligence applications.

The Producer Durables sector was also a significant weighting within the Small Cap Fund over the fiscal year, and stock selection was positive in the sector. Generally speaking, the Small Cap Fund’s holdings in this sector benefited from a combination of strong economic growth, lower corporate tax rates, and on-target execution of their business plans. Top among the group was Proto Labs Inc. (PRLB), a specialty manufacturer of prototyping and short-run production. The sector also was home to the Small Cap Fund’s weakest performer – WageWorks Inc. (WAGE). This company delayed the filing of its financial reports (10-K) pending the review of the accounting of revenue for a 2016 acquisition. We continue to hold WAGE and we are closely monitoring developments.

All four of the Small Cap Fund’s holdings in the Materials & Processing sector generated positive stock selection effects over the fiscal year, led by Trex Company, Inc. (TREX) and Simpson Manufacturing Co. (SSD). Both companies serve the housing markets, and each has benefited from strong demand for their products in the US economic expansion. We trimmed TREX in July as a result of the stock’s appreciation. Balchem Corporation (BCPC) and AAON Inc. (AAON) completed the quadriga for the sector.

The Financial Services sector produced negative stock selection effects, as long-time holding Westwood Holdings Group Inc. (WHG) declined and detracted from return. WHG has produced weaker-than-expected results as its asset management business has lagged the overall growth of the broader financial markets. We trimmed WHG late in the quarter on fundamental concerns for future growth.

Conestoga’s sector allocations are driven by our bottom-up stock selection process, a point which we feel is important to remind our investors. That said, over the Small Cap Fund’s fiscal year, the overall effects of the allocations were modestly positive. An underweight to the weaker performing Financial Services sector and an overweight to Technology were positive contributors to relative return. An underweight to Health Care and an overweight to Producer Durables detracted from relative returns. During such a strong up market period as the past twelve months, the Small Cap Fund’s cash position also detracted from return.

The Small Cap Fund added four new companies while removing two companies from the Fund over the last twelve months. We adjusted a number of positions within the portfolio, adding to twelve existing companies while trimming ten companies. The Small Cap Fund’s turnover ratio for the fiscal year was under 10% - bear in mind that this calculation is impacted (lowered) by the significant increase in assets over the period.

SMID CAP FUND PERFORMANCE REVIEW

The Conestoga SMid Cap Fund (Investors Class Shares) returned 33.25% over the twelve months ended September 30, 2018. This outperformed the Russell 2500 Growth Index return of 23.13% over the same period. As was this case with the Small Cap Fund, the outperformance was primarily driven by stock selection effects. Sector allocations provided a small positive effect on relative returns over the fiscal year.

Producer Durables was the largest sector exposure of the SMid Cap Fund over the past twelve months, and also the largest source of positive stock selection. As discussed above under the Small Cap Fund review, this sector tends to be more cyclical and benefited from the strong economic growth over the period as well as lower tax rates. Copart Inc. (CPRT), a remarketer and auction company for automobiles, generated the strongest stock selection effects. The salvage market remains in a sweet spot created by miles driven, accident frequency, rising total loss rates and recurring catastrophic events. HEICO Corporation (HEI), CoStar Group Inc. (CSGP) and Proto Labs Inc. (PRLB) also added to relative returns in this sector. WageWorks Inc. (WAGE), which delayed its 10K due to a review of its accounting of a 2016 acquisition, detracted from returns in Producer Durables.

Health Care was also a significant allocation among the sectors of the SMid Cap Fund, averaging over 20% during the fiscal year, and also a key source of stock selection within the Conestoga SMid Cap Fund. Align Technology Inc. (ALGN), maker of the Invisalign clear-aligner braces system, generated very strong results over the year. In addition. Conestoga’s two biotechnology positions, Ligand Pharmaceuticals (LGND) and Repligen Corp. (RGEN), both added to relative returns. Of note, both of these companies are profitable, unlike much of the biotechnology industry, which is generally unprofitable. Both companies reported expanding partnerships and new business opportunities, which we believe will lead to higher revenues and earnings in the years ahead. Also adding to relative return within the Health Care sector was Omnicell Inc. (OMCL), as the adoption of their updated medication cabinets for drug delivery experienced further sales momentum.

Materials & Processing was the second strongest contributor to relative returns over the fiscal year. In addition to the four names held in the Small Cap Fund and discussed above (TREX, SSD, BCPC and AAON), the SMid Cap Fund also held Watsco Inc. (WSO) which also generated positive stock selection effects. WSO is the nation’s largest distributor of heating, ventilation and air conditioning (HVAC) equipment, parts and supplies, with 80% of revenue tied to the Sun Belt region.

The calculation of turnover – which was less than 10% – in the SMid Cap Fund was lowered by the significant increase in assets (the denominator in the calculations) over the past twelve months. We added nine new positions to the SMid Cap Fund and removed four positions in their entirety. We added to 33 positions and trimmed nine positions in an effort to take advantage of changes in relative valuation among the SMid Cap Fund’s holdings. Twenty-nine stocks were held in both the SMid Cap Fund and Small Cap Fund, representing roughly 50% of the SMid Cap Fund.

CONESTOGA CAPITAL ADVISORS FIRM UPDATE

Conestoga’s total assets under management were $4,536.5 million as of September 30, 2018. Small Cap Growth assets under management were $4,312.0 million, which includes the assets of the Conestoga Small Cap Fund plus institutional and high net worth separate accounts. We believe the soft close of the Conestoga Small Cap Fund during the fiscal year is slowing net inflows to the Fund, and we are confident that we can continue to implement our strategy as we always have.

Conestoga’s SMid Cap Growth strategy assets under management were $168.3 million as of September 30, 2018, which includes $83.9 million in the Conestoga SMid Cap Fund. The SMid Cap Fund has experienced net inflows of over $40 million in 2018 and our goal is to reach net assets of $100 million in the SMid Cap Fund by the end of 2018. The SMid Cap Fund Investor Class will celebrate its fifth anniversary in January 2019 and we remain very optimistic in the long-term potential of this Fund.

We are also very pleased to announce that in August 2018, Conestoga elevated six existing professionals to become partners and owners of the firm. The designation recognizes each of the individual’s significant contributions and reflects their purchase of equity ownership. The new partners span a range of roles at the firm including investments, client service, trading and operations. As a result of these promotions, ten of the firm’s twelve employees have an ownership stake in the firm. The new partners are:

●	Derek S. Johnston, CFA – Partner and Co-Portfolio Manager SMid Cap / Research Analyst

●	Lawrence F. Carlin, CFA – Partner and Equity Research Analyst

●	David R. Neiderer, CFA – Partner and Equity Research Analyst

●	John E. Schipper – Partner and Head Trader

●	Michelle L. Czerpak – Partner and Operations Manager / Client Service Coordinator

●	Alida Bakker-Castorano – Partner and Operations Manager / Performance Analyst

On behalf of all the members of Conestoga Capital Advisors, we thank you for your investment in the Funds.

Sincerely,

Robert M. Mitchell Managing Partner – Co-Portfolio Manager Small and SMid Cap Funds	Joseph F. Monahan Managing Partner – Co-Portfolio Manager Small and SMid Cap Funds
Derek S. Johnston Co-Portfolio Manager SMid Cap Fund

CONESTOGA SMALL CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION September 30, 2018 (Unaudited)

Comparison of the Change in Value of a $250,000
Investment in Conestoga Small Cap Fund – Institutional Class,
the Russell 2000® Index and the Russell 2000® Growth Index

Average Annual Total Returns for the Periods Ended September 30, 2018
	1 Year	3 Years	Since Inception (8/13/2014)
Conestoga Small Cap Fund - Institutional Class	28.75%	25.76%	19.31%
Russell 2000® Index	15.24%	17.12%	11.58%
Russell 2000® Growth Index	21.06%	17.98%	13.16%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2000® Index is a common benchmark for mutual funds that identify themselves as “small-cap.” The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values.

CONESTOGA SMALL CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION September 30, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000
Investment in Conestoga Small Cap Fund – Investors Class,
the Russell 2000® Index and the Russell 2000® Growth Index

Average Annual Total Returns for the Periods Ended September 30, 2018
	1 Year	3 Years	5 Years	10 Years	Since Inception (10/01/2002)
Conestoga Small Cap Fund - Investors Class	28.47%	25.49%	14.91%	14.66%	13.30%
Russell 2000® Index	15.24%	17.12%	11.07%	11.11%	11.50%
Russell 2000® Growth Index	21.06%	17.98%	12.14%	12.65%	12.24%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2000® Index is a common benchmark for mutual funds that identity themselves as “small-cap.” The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values.

CONESTOGA SMID CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION September 30, 2018 (Unaudited)

Comparison of the Change in Value of a $250,000
Investment in Conestoga SMid Cap Fund – Institutional Class,
the Russell 2500® Index and the Russell 2500® Growth Index

Average Annual Total Returns for the Periods Ended September 30, 2018
	1 Year	3 Years	Since Inception (12/15/2014)
Conestoga SMid Cap Fund - Institutional Class	33.64%	25.33%	18.74%
Russell 2500® Index	16.19%	16.13%	12.23%
Russell 2500® Growth Index	23.13%	17.96%	14.25%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher growth earnings potential as defined by Russell’s leading style methodology.

CONESTOGA SMID CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION September 30, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000
Investment in Conestoga SMid Cap Fund – Investors Class,
the Russell 2500® Index and the Russell 2500® Growth Index

Average Annual Total Returns for the Periods Ended September 30, 2018
	1 Year	3 Years	Since Inception (1/21/2014)
Conestoga SMid Cap Fund - Investors Class	33.25%	25.01%	11.89%
Russell 2500® Index	16.19%	16.13%	10.00%
Russell 2500® Growth Index	23.13%	17.96%	11.51%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher growth earnings potential as defined by Russell’s leading style methodology.

CONESTOGA SMALL CAP FUND PORTFOLIO HOLDINGS September 30, 2018 (Unaudited)

Sector Diversification
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Ligand Pharmaceuticals, Inc.	3.9%
Omnicell, Inc.	3.6%
Bottomline Technologies (de), Inc.	3.3%
Fox Factory Holding Corporation	3.2%
Exponent, Inc.	3.0%
Simpson Manufacturing Company, Inc.	2.9%
Proto Labs, Inc.	2.8%
Descartes Systems Group, Inc. (The)	2.8%
Repligen Corporation	2.7%
Neogen Corporation	2.6%

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS September 30, 2018
COMMON STOCKS — 94.6%	Shares	Value
Consumer Discretionary — 13.9%
Auto Parts — 1.5%
Dorman Products, Inc. (a)	509,999	$39,229,123

Consumer Services: Miscellaneous — 4.0%
Sotheby's (a)	1,002,480	49,311,991
Stamps.com, Inc. (a)	249,650	56,470,830
		105,782,821
Education Services — 3.5%
Grand Canyon Education, Inc. (a)	494,400	55,768,320
HealthStream, Inc.	1,250,577	38,780,393
		94,548,713
Leisure Time — 3.2%
Fox Factory Holding Corporation (a)	1,230,108	86,169,065

Specialty Retail — 1.7%
SiteOne Landscape Supply, Inc. (a)	611,200	46,047,808

Consumer Staples — 5.7%
Beverage: Brewers and Distillers — 2.2%
MGP Ingredients, Inc.	754,584	59,597,044

Foods — 1.5%
Chefs' Warehouse, Inc. (The) (a)	1,123,006	40,821,268

Personal Care — 2.0%
WD-40 Company	305,450	52,567,945

Energy — 1.0%
Oil: Crude Producers — 1.0%
Matador Resources Company (a)	809,606	26,757,478

Financial Services — 0.8%
Asset Management & Custodian — 0.8%
Westwood Holdings Group, Inc.	441,702	22,853,662

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.6% (Continued)	Shares	Value
Health Care — 20.1%
Biotechnology — 6.6%
Ligand Pharmaceuticals, Inc. (a)	380,225	$104,367,960
Repligen Corporation (a)	1,285,900	71,316,014
		175,683,974
Health Care Management Services — 0.5%
National Research Corporation	380,374	14,682,436

Health Care Services — 5.1%
Medidata Solutions, Inc. (a)	552,150	40,478,117
Omnicell, Inc. (a)	1,341,050	96,421,495
		136,899,612
Medical and Dental Instruments & Supplies — 7.9%
Bio-Techne Corporation	190,850	38,954,394
Cantel Medical Corporation	651,100	59,940,266
LeMaitre Vascular, Inc. (b)	1,104,399	42,784,417
Neogen Corporation (a)	969,366	69,338,750
		211,017,827
Materials & Processing — 9.2%
Building Materials — 5.0%
Simpson Manufacturing Company, Inc.	1,055,000	76,445,300
Trex Company, Inc. (a)	740,750	57,022,935
		133,468,235
Building: Climate Control — 2.1%
AAON, Inc.	1,491,650	56,384,370

Chemicals: Specialty — 2.1%
Balchem Corporation	500,475	56,098,243

Producer Durables — 19.6%
Back Office Support, HR & Consulting — 2.2%
WageWorks, Inc. (a)	1,374,491	58,759,490

Engineering & Contracting Services — 3.0%
Exponent, Inc.	1,500,300	80,416,080

Environmental, Maintenance & Security Services — 2.1%
Healthcare Services Group, Inc.	951,300	38,641,806
Rollins, Inc.	304,700	18,492,243
		57,134,049

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.6% (Continued)	Shares	Value
Producer Durables — 19.6% (Continued)
Machinery: Construction and Handling — 1.4%
Douglas Dynamics, Inc.	876,485	$38,477,692

Machinery: Industrial — 4.8%
EnviroStar, Inc.	317,822	12,379,167
John Bean Technologies Corporation	345,600	41,230,080
Proto Labs, Inc. (a)	464,875	75,193,531
		128,802,778
Scientific Instruments: Control & Filter — 3.9%
ESCO Technologies, Inc.	746,700	50,812,935
Sun Hydraulics Corporation	968,050	53,029,779
		103,842,714
Scientific Instruments: Gauges & Meters — 2.2%
Mesa Laboratories, Inc. (b)	321,136	59,609,264

Technology — 24.3%
Computer Services Software & Systems — 18.3%
ACI Worldwide, Inc. (a)	1,673,915	47,103,968
Blackbaud, Inc.	556,750	56,498,990
BlackLine, Inc. (a)	728,200	41,121,454
Bottomline Technologies (de), Inc. (a)	1,210,810	88,037,995
Descartes Systems Group, Inc. (The) (a)	2,190,575	74,260,493
Mercury Systems, Inc. (a)	868,510	48,045,973
NIC, Inc.	1,358,700	20,108,760
PROS Holdings, Inc. (a)	1,549,500	54,263,490
SPS Commerce, Inc. (a)	334,450	33,190,818
Tyler Technologies, Inc. (a)	114,300	28,010,358
		490,642,299
Electronic Components — 3.2%
NVE Corporation (b)	309,650	32,785,742
Rogers Corporation (a)	362,195	53,358,567
		86,144,309
Information Technology — 1.1%
Novanta, Inc. (a)	443,025	30,302,910

Telecommunications Equipment — 1.7%
Vocera Communications, Inc. (a)	1,215,900	44,477,622

Total Common Stocks (Cost $1,567,365,062)		$2,537,218,831

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 0.8%	Shares	Value
Fidelity Investments Treasury Only Portfolio - Institutional Shares, 1.96% (c) (Cost $20,211,443)	20,211,443	$20,211,443

Total Investments at Value — 95.4% (Cost $1,587,576,505)		$2,557,430,274

Other Assets in Excess of Liabilities — 4.6%		123,658,393

Net Assets — 100.0%		$2,681,088,667

(a)	Non-income producing security.
(b)	The Fund owned 5% or more of the company’s outstanding voting shares thereby making the company an affiliate of the Fund as that term is defined in the Investment Company Act of 1940 (Note 5).
(c)	The rate shown is the 7-day effective yield as of September 30, 2018.
See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND PORTFOLIO HOLDINGS September 30, 2018 (Unaudited)

Sector Diversification
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Omnicell, Inc.	3.2%
Bright Horizons Family Solutions, Inc.	3.0%
HEICO Corporation - Class A	2.9%
Pool Corporation	2.8%
Rollins, Inc.	2.7%
CoStar Group, Inc.	2.6%
Tyler Technologies, Inc.	2.5%
Blackbaud, Inc.	2.5%
Guidewire Software, Inc.	2.4%
Copart, Inc.	2.3%

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS September 30, 2018
COMMON STOCKS — 95.3%	Shares	Value
Consumer Discretionary — 12.5%
Consumer Services: Miscellaneous — 1.8%
Stamps.com, Inc. (a)	6,842	$1,547,660

Educational Services — 3.0%
Bright Horizons Family Solutions, Inc. (a)	21,625	2,548,290

Leisure Time — 4.5%
Pool Corporation	14,095	2,352,173
Vail Resorts, Inc.	5,045	1,384,449
		3,736,622
Recreational Vehicles & Boats — 1.7%
LCI Industries	10,505	869,814
Polaris Industries, Inc.	5,765	581,977
		1,451,791
Specialty Retail — 1.5%
SiteOne Landscape Supply, Inc. (a)	16,370	1,233,316

Consumer Staples — 2.7%
Beverages: Brewers and Distillers — 1.0%
MGP Ingredients, Inc.	10,950	864,831

Foods — 1.7%
Chefs' Warehouse, Inc. (The) (a)	38,725	1,407,654

Energy — 0.9%
Energy Equipment — 0.9%
Core Laboratories N.V.	6,525	755,791

Financial Services — 2.2%
Financial Data & Systems — 2.2%
Jack Henry & Associates, Inc.	11,260	1,802,501

Health Care — 20.8%
Biotechnology — 3.7%
Ligand Pharmaceuticals, Inc. (a)	5,680	1,559,103
Repligen Corporation (a)	28,400	1,575,064
		3,134,167

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.3% (Continued)	Shares	Value
Health Care — 20.8% (Continued)
Health Care Services — 4.2%
Medidata Solutions, Inc. (a)	11,580	$848,930
Omnicell, Inc. (a)	37,000	2,660,300
		3,509,230
Medical and Dental Instruments & Supplies — 10.7%
Align Technology, Inc. (a)	4,340	1,697,895
Bio-Techne Corporation	8,010	1,634,921
Cantel Medical Corporation	17,939	1,651,464
Neogen Corporation (a)	12,233	875,026
Teleflex, Inc.	5,320	1,415,599
West Pharmaceutical Services, Inc.	13,874	1,713,023
		8,987,928
Medical Equipment — 2.2%
IDEXX Laboratories, Inc. (a)	7,326	1,829,009

Materials & Processing — 7.3%
Building Materials — 5.0%
Simpson Manufacturing Company, Inc.	16,745	1,213,343
Trex Company, Inc. (a)	16,275	1,252,849
Watsco, Inc.	9,935	1,769,424
		4,235,616
Building: Climate Control — 1.0%
AAON, Inc.	21,325	806,085

Chemicals: Specialty — 1.3%
Balchem Corporation	9,950	1,115,295

Producer Durables — 25.8%
Aerospace — 2.9%
HEICO Corporation - Class A	32,220	2,432,610

Back Office Support, HR & Consulting — 6.9%
Copart, Inc. (a)	36,785	1,895,531
CoStar Group, Inc. (a)	5,142	2,163,959
WageWorks, Inc. (a)	39,845	1,703,374
		5,762,864

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.3% (Continued)	Shares	Value
Producer Durables — 25.8% (Continued)
Engineering & Contracting Services — 1.4%
Exponent, Inc.	21,890	$1,173,304

Environmental, Maintenance & Security Services — 4.2%
Healthcare Services Group, Inc.	31,445	1,277,296
Rollins, Inc.	37,650	2,284,978
		3,562,274
Machinery: Industrial — 4.2%
EnviroStar, Inc.	23,715	923,699
John Bean Technologies Corporation	12,870	1,535,391
Proto Labs, Inc. (a)	6,545	1,058,654
		3,517,744
Machinery: Specialty — 1.8%
Graco, Inc.	31,870	1,476,856

Railroad Equipment — 1.9%
Westinghouse Air Brake Technologies Corporation	15,215	1,595,749

Scientific Instruments & Services — 1.1%
A.O. Smith Corporation	17,740	946,784

Scientific Instruments: Control & Filter — 1.4%
Donaldson Company, Inc.	20,100	1,171,026

Technology — 23.1%
Computer Services Software & Systems — 21.0%
ACI Worldwide, Inc. (a)	28,200	793,548
ANSYS, Inc. (a)	9,985	1,864,000
Blackbaud, Inc.	20,461	2,076,382
Bottomline Technologies (de), Inc. (a)	17,485	1,271,334
Descartes Systems Group, Inc. (The) (a)	36,650	1,242,435
Gartner, Inc. (a)	10,845	1,718,932
Guidewire Software, Inc. (a)	20,185	2,038,887
Mercury Systems, Inc. (a)	32,705	1,809,241
SPS Commerce, Inc. (a)	8,667	860,113
Tyler Technologies, Inc. (a)	8,709	2,134,228
Ultimate Software Group, Inc. (The) (a)	5,500	1,772,045
		17,581,145

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.3% (Continued)	Shares	Value
Technology — 23.1% (Continued)
Electronics — 0.8%
IPG Photonics Corporation (a)	4,252	$663,610

Production Technology Equipment — 1.3%
Cognex Corporation	19,750	1,102,445

Total Common Stocks (Cost $60,742,565)		$79,952,197

MONEY MARKET FUNDS — 0.3%	Shares	Value
Fidelity Treasury Money Market Fund, 1.67%(b) (Cost $252,181)	252,181	$252,181

Total Investments at Value — 95.6% (Cost $60,994,746)		$80,204,378

Other Assets in Excess of Liabilities — 4.4%		3,685,739

Net Assets — 100.0%		$83,890,117

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of September 30, 2018.
See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2018
	Conestoga Small Cap Fund	Conestoga SMid Cap Fund
ASSETS
Unaffiliated investments in securities:
At cost	$1,499,259,062	$60,994,746
At value (Note 2)	$2,422,250,851	$80,204,378
Affiliated investments, at value (Cost $88,317,443) (Note 5)	135,179,423	—
Cash	126,289,780	5,615,676
Receivable for capital shares sold	29,308,705	78,050
Dividends and interest receivable	611,934	11,641
Other assets	70,520	22,003
Total assets	2,713,711,213	85,931,748

LIABILITIES
Payable for capital shares redeemed	3,769,483	95,340
Payable for investment securities purchased	26,613,113	1,865,307
Payable to Adviser (Note 4)	1,705,322	34,056
Accrued distribution fees (Note 4)	18,861	950
Payable to administrator (Note 4)	46,155	5,800
Other accrued expenses	469,612	40,178
Total liabilities	32,622,546	2,041,631

NET ASSETS	$2,681,088,667	$83,890,117

NET ASSETS CONSIST OF:
Paid-in capital	$1,691,202,624	$64,490,143
Accumulated earnings	989,886,043	19,399,974
NET ASSETS	$2,681,088,667	$83,890,117

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$1,648,102,191	$45,209,659
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	26,900,371	2,652,095
Net asset value, offering price and redemption price per share (Note 2)	$61.27	$17.05
INVESTORS CLASS
Net assets applicable to Investors Class	$1,032,986,476	$38,680,458
Investors Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	17,016,741	2,291,104
Net asset value, offering price and redemption price per share (Note 2)	$60.70	$16.88

See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF OPERATIONS Year Ended September 30, 2018
	Conestoga Small Cap Fund	Conestoga SMid Cap Fund
INVESTMENT INCOME
Dividend income from unaffiliated investments	$8,322,556	$195,466
Dividend income from affiliated investments (Note 5)	1,400,903	—
Foreign withholding taxes on dividends	—	(1,311)
Interest	681,236	24,257
Total investment income	10,404,695	218,412

EXPENSES
Investment advisory fees (Note 4)	17,448,736	379,583
Shareholder Servicing Fees (Note 4)
Institutional Class	309,009	22,214
Investors Class	2,243,978	36,743
Distribution fees - Investors Class (Note 4)	448,809	7,349
Trustees' fees and expenses (Note 4)	320,398	49,590
Transfer agent fees (Note 4)	287,834	14,995
Registration and filing fees	234,884	58,724
Professional fees	134,612	112,836
Custody and bank service fees	216,447	12,701
Fund accounting fees (Note 4)	173,183	47,985
Postage and supplies	69,917	2,415
Insurance expense	22,738	439
Printing of shareholder reports	15,026	2,521
Administration fees (Note 4)	3,000	3,000
Other expenses	27,259	23,534
Total expenses	21,955,830	774,629
Fee reductions and expense reimbursements by the Adviser (Note 4)	(2,711,892)	(353,591)
Net expenses	19,243,938	421,038

NET INVESTMENT LOSS	(8,839,243)	(202,626)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from unaffiliated investments	36,198,289	474,489
Net realized gains from affiliated investments (Note 5)	10,478,259	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	469,707,664	12,552,919
Net change in unrealized appreciation (depreciation) on affiliated investments (Note 5)	9,777,156	—
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	526,161,368	13,027,408

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$517,322,125	$12,824,782

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2018	Year Ended September 30, 2017(a)
FROM OPERATIONS
Net investment loss	$(8,839,243)	$(3,946,717)
Net realized gains from investments	46,676,548	74,339,766
Net change in unrealized appreciation (depreciation) on investments	479,484,820	209,492,467
Net increase in net assets resulting from operations	517,322,125	279,885,516

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Class	(34,977,882)	(3,928,421)
Investors Class	(46,431,272)	(6,425,305)
Decrease in net assets from distributions to shareholders	(81,409,154)	(10,353,726)

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	969,088,368	249,655,601
Reinvestment of distributions to shareholders	29,131,927	3,040,712
Payments for shares redeemed	(210,264,709)	(65,482,609)
Net increase in Institutional Class net assets from capital share transactions	787,955,586	187,213,704

Investors Class
Proceeds from shares sold	563,831,802	183,742,417
Reinvestment of distributions to shareholders	41,296,386	5,761,943
Payments for shares redeemed	(456,578,215)	(158,754,158)
Net increase in Investors Class net assets from capital share transactions	148,549,973	30,750,202

TOTAL INCREASE IN NET ASSETS	1,372,418,530	487,495,696

NET ASSETS
Beginning of year	1,308,670,137	821,174,441
End of year	$2,681,088,667	$1,308,670,137

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulations S-X, effective November 5, 2018 (Note 2). For the year ended September 30, 2017, distributions to shareholders consisted of $3,928,421 and $6,425,305 from net realized gains for Institutional Class and Investor Class, respectively. As of September 30, 2017, accumulated net investment loss was ($1,072,704).

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2018	Year Ended September 30, 2017(a)
FROM OPERATIONS
Net investment loss	$(202,626)	$(101,181)
Net realized gains from investments	474,489	1,063,197
Net change in unrealized appreciation (depreciation) on investments	12,552,919	4,202,324
Net increase in net assets resulting from operations	12,824,782	5,164,340

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Class	(77,425)	—
Investors Class	(12,840)	—
Decrease in net assets from distributions to shareholders	(90,265)	—

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	20,247,411	3,983,927
Reinvestment of distributions to shareholders	72,483	—
Payments for shares redeemed	(5,296,864)	(3,335,288)
Net increase in Institutional Class net assets from capital share transactions	15,023,030	648,639

Investors Class
Proceeds from shares sold	34,928,909	1,473,530
Reinvestment of distributions to shareholders	9,636	—
Payments for shares redeemed	(3,846,629)	(699,774)
Net increase in Investors Class net assets from capital share transactions	31,091,916	773,756

TOTAL INCREASE IN NET ASSETS	58,849,463	6,586,735

NET ASSETS
Beginning of year	25,040,654	18,453,919
End of year	$83,890,117	$25,040,654

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulations S-X, effective November 5, 2018 (Note 2). As of September 30, 2017, accumulated net investment loss was ($81,324).

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended Sept. 30, 2018		Year Ended Sept. 30, 2017		Year Ended Sept. 30, 2016		Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(a)
Net asset value at beginning of period	$50.29		$39.01		$33.55		$30.73	$32.18

Income (loss) from investment operations:
Net investment loss	(0.19	)(b)	(0.12	)(b)	(0.07	)(b)	(0.09)	(0.01)
Net realized and unrealized gains (losses) on investments	13.93		11.88		6.20		2.91	(1.44)
Total from investment operations	13.74		11.76		6.13		2.82	(1.45)

Less distributions from net realized gains	(2.76)		(0.48)		(0.67)		—	—

Net asset value at end of period	$61.27		$50.29		$39.01		$33.55	$30.73

Total return (c)	28.75%		30.43%		18.44%		9.18%	(4.51	%)(d)

Net assets at end of period (000,000's)	$1,648		$607		$301		$155	$43

Ratios/supplementary data:
Ratio of total expenses to average net assets	0.99%		1.02%		1.10%		1.09%	1.09	%(e)
Ratio of net expenses to average net assets (f)	0.90%		0.90%		0.90%		0.90%	0.90	%(e)
Ratio of net investment loss to average net assets (f)	(0.37%)		(0.28%)		(0.21%)		(0.25%)	(0.20	%)(e)
Portfolio turnover rate	9%		24%		24%		12%	18	%(d)

(a)	For the period August 13, 2014 (commencement of operations) through September 30, 2014.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year:
	Year Ended Sept. 30, 2018		Year Ended Sept. 30, 2017		Year Ended Sept. 30, 2016		Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014
Net asset value at beginning of year	$49.95		$38.83		$33.47		$30.72	$33.59

Income (loss) from investment operations:
Net investment loss	(0.30	)(a)	(0.20	)(a)	(0.14	)(a)	(0.13)	(0.22)
Net realized and unrealized gains (losses) on investments	13.81		11.80		6.17		2.88	(2.02)
Total from investment operations	13.51		11.60		6.03		2.75	(2.24)

Less distributions from net realized gains	(2.76)		(0.48)		(0.67)		—	(0.63)

Net asset value at end of year	$60.70		$49.95		$38.83		$33.47	$30.72

Total return (b)	28.47%		30.16%		18.18%		8.95%	(6.96%)

Net assets at end of year (000,000's)	$1,033		$702		$520		$437	$618

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.29%		1.34%		1.30%		1.30%	1.24%
Ratio of net expenses to average net assets (c)	1.10%		1.10%		1.10%		1.10%	1.10%
Ratio of net investment loss to average net assets (c)	(0.56%)		(0.48%)		(0.41%)		(0.37%)	(0.64%)
Portfolio turnover rate	9%		24%		24%		12%	18%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended Sept. 30, 2018		Year Ended Sept. 30, 2017		Year Ended Sept. 30, 2016		Period Ended Sept. 30, 2015(a)
Net asset value at beginning of period	$12.80		$9.99		$8.69		$8.92

Income (loss) from investment operations:
Net investment loss	(0.06	)(b)	(0.05	)(b)	(0.06	)(b)	(0.05)
Net realized and unrealized gains (losses) on investments	4.35		2.86		1.36		(0.18)
Total from investment operations	4.29		2.81		1.30		(0.23)

Less distributions from net realized gains	(0.04)		—		—		—

Net asset value at end of period	$17.05		$12.80		$9.99		$8.69

Total return (c)	33.64%		28.13%		14.96%		(2.58	%)(d)

Net assets at end of period (000's)	$45,210		$21,653		$16,471		$16,706

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.62%		2.11%		1.90%		1.72	%(e)
Ratio of net expenses to average net assets (f)(g)	0.86%		0.96%		1.10%		1.10	%(e)
Ratio of net investment loss to average net assets (f)	(0.37%)		(0.47%)		(0.60%)		(0.63	%)(e)
Portfolio turnover rate	8%		24%		21%		13	%(d)

(a)	For the period December 15, 2014 (commencement of operations) through September 30, 2015.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(g)

Effective January 31, 2018, the Adviser has agreed to reduce its advisory fees and reimburse other expenses in order to limit annual operating expenses to 0.85% of the average daily net assets allocable to Institutional Class Shares. Between January 31, 2017 and January 31, 2018, the expense limitation had been 0.90%. Prior to January 31, 2017, the expense limitation had been 1.10%.

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(a)
Net asset value at beginning of period	$12.71	$9.94	$8.67	$8.73	$10.00

Income (loss) from investment operations:
Net investment loss (b)	(0.09)	(0.08)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gains (losses) on investments	4.30	2.85	1.34	0.01	(1.21)
Total from investment operations	4.21	2.77	1.27	(0.06)	(1.27)

Less distributions from net realized gains	(0.04)	—	—	—	—

Net asset value at end of period	$16.88	$12.71	$9.94	$8.67	$8.73

Total return (c)	33.25%	27.87%	14.65%	(0.69%)	(12.70	%)(d)

Net assets at end of period (000's)	$38,680	$3,388	$1,983	$1,779	$2,786

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.95%	3.04%	2.10%	2.25%	6.58	%(e)
Ratio of net expenses to average net assets (f)(g)	1.10%	1.20%	1.35%	1.35%	1.35	%(e)
Ratio of net investment loss to average net assets (f)	(0.62%)	(0.73%)	(0.85%)	(0.77%)	(0.89	%)(e)
Portfolio turnover rate	8%	24%	21%	13%	10	%(d)

(a)	For the period January 21, 2014 (commencement of operations) through September 30, 2014.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(g)

Effective January 31, 2018, the Adviser has agreed to reduce its advisory fees and reimburse other expenses in order to limit annual operating expenses to 1.10% of the average daily net assets allocable to Investors Class Shares. Between January 31, 2017 and January 31, 2018, the expense limitation had been 1.15%. Prior to January 31, 2017, the expense limitation had been 1.35%.

See accompanying notes to financial statements.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

1. Organization

Conestoga Funds (the “Trust”) was organized as a Delaware statutory trust on February 5, 2002. The Trust consists of two series, the Conestoga Small Cap Fund (the “Small Cap Fund”) and the Conestoga SMid Cap Fund (the “SMid Cap Fund,” individually, a “Fund” and together with the Small Cap Fund, the “Funds”). The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund’s investment objective is to achieve long-term growth of capital. Each Fund currently offers two classes of shares, Institutional Class and Investors Class.

Each Fund’s two classes of shares represent interests in the same portfolio of investments, and have the same rights, but the share classes differ primarily in the expenses to which they are subject and have differing investment minimums. Institutional Class shares are sold without any sales loads or distribution fees, but are subject to a shareholder servicing fee of up to 0.10% of the average daily net assets allocable to Institutional Class shares, and require a $250,000 initial investment. Investors Class shares are sold without any sales loads, but are subject to a distribution fee of up to 0.25% and a shareholder servicing fee of up to 0.25% of the average daily net assets allocable to Investors Class shares, and require a $2,500 initial investment. The Board of Trustees of the Trust (the “Board”) has determined to limit the distribution fees paid by Investors Class shares of each Fund to 0.05% of the average daily net assets allocable to Investors Class shares until at least September 30, 2018.

2. Significant Accounting Policies

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in the SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Funds are complying with them effective with these financial statements.

The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with GAAP. The Funds follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.”

New Accounting Pronouncements – On August 28, 2018, FASB issued Accounting Standards Update 2018-13 (“ASU 2018-13”), “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820; “Fair Value Measurement” (“ASC 820”). ASU 2018-13 includes new, eliminated, and modified disclosure requirements of

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Funds have early adopted ASU 2018-13 with these financial statements.

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted bid price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value, as determined in good faith by the Trust’s officers, in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2018:

Conestoga Small Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$2,537,218,831	$—	$—	$2,537,218,831
Money Market Funds	20,211,443	—	—	20,211,443
Total	$2,557,430,274	$—	$—	$2,557,430,274

Conestoga SMid Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$79,952,197	$—	$—	$79,952,197
Money Market Funds	252,181	—	—	252,181
Total	$80,204,378	$—	$—	$80,204,378

Refer to each Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. As of September 30, 2018, the Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3).

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated between the Funds based on the relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Distributions to shareholders – Each Fund distributes to its shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders of each Fund during the years ended September 30, 2018 and 2017 was long-term capital gains.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Allocation between classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses that are not attributable to a specific class are allocated daily to each class of shares of a Fund based upon its proportionate share of total net assets.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2018:

	Small Cap Fund	SMid Cap Fund
Tax cost of portfolio investments	$1,589,367,059	$61,041,417
Gross unrealized appreciation	$1,001,255,947	$20,680,769
Gross unrealized depreciation	(33,192,732)	(1,517,808)
Net unrealized appreciation	968,063,215	19,162,961
Undistributed ordinary income	12,350,076	46,303
Undistributed long-term gains	9,472,752	190,710
Distributable earnings	$989,886,043	$19,399,974

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended September 30, 2018, the cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $885,465,345 and $163,286,388, respectively, for the Small Cap Fund and $46,863,495 and $3,502,427, respectively, for the SMid Cap Fund.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Small Cap Fund has entered into an Investment Advisory Agreement with Conestoga Capital Advisors, LLC (the “Adviser”) to provide supervision and assistance in overall management services to the Small Cap Fund. For these services, the Small Cap Fund pays the Adviser a fee, calculated daily and paid monthly, equal to an annual rate of 0.90% of its average daily net assets. The Adviser has contractually agreed to limit the Small Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions and interest) to 1.10% (for the Investors Class) and 0.90% (for the Institutional Class) of average daily net assets until at least January 31, 2019. During the year ended September 30, 2018, the Adviser reduced its fees from the Small Cap Fund by $1,111,953 and reimbursed other operating expenses of $1,599,939 under this arrangement. In addition, if at any point during the 24 months following the date that the Adviser reduced its fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its fees or make expense reimbursements, the Adviser may recapture any of its prior fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the applicable expense limitation that was in effect at the time of the fee reduction or expense reimbursement. As of September 30, 2018, the Adviser may seek recovery of advisory fee reductions and expense reimbursements no later than the dates as stated below:

	September 30, 2019	September 30, 2020	Total
Small Cap Fund	$1,584,843	$2,711,892	$4,296,735

During the year ended September 30, 2018, the Adviser did not recover any previous fee reductions and expense reimbursements from the Small Cap Fund.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The SMid Cap Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the SMid Cap Fund. For these services, the SMid Cap Fund pays the Adviser a fee, calculated daily and paid monthly, equal to an annual rate of 0.85% of its average daily net assets. Effective January 31, 2018, the Adviser has contractually agreed to limit the SMid Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions and interest) to 1.10% (for the Investors Class) and 0.85% (for the Institutional Class) of average daily net assets until at least January 31, 2019. Prior to January 31, 2018, this expense limitation had been 1.15% and 0.90% for Investors Class shares and Institutional Class shares, respectively. During the year ended September 30, 2018, the Adviser reduced its fees from the SMid Cap Fund by $269,395 and reimbursed other operating expenses of $84,196 under this arrangement. In addition, if at any point during the 24 months following the date that the Adviser reduced its fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its fees or make expense reimbursements, the Adviser may recapture any of its prior fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the applicable expense limitation that was in effect at the time of the fee reduction or expense reimbursement. As of September 30, 2018, the Adviser may seek recovery of advisory fee reductions and expense reimbursements no later than the dates as stated below:

	September 30, 2019	September 30, 2020	Total
SMid Cap Fund	$248,335	$353,591	$601,926

During the year ended September 30, 2018, the Adviser did not recover any previous fee reductions and expense reimbursements from the SMid Cap Fund.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Trust, on behalf of each Fund, has adopted a distribution plan (the “Distribution Plan”), pursuant to Rule 12b-1 under the 1940 Act, which permits each Fund to pay certain expenses associated with the distribution of Investors Class shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Funds. The Distribution Plan provides that each Fund may reimburse the Distributor for distribution expenses in an amount not exceeding, on an annual basis, 0.25% of the average daily net assets allocable to Investors Class shares. The Board has determined to limit the distribution fees paid by Investors Class shares of each Fund to an annual rate of 0.05% of the average daily net assets allocable to such shares through at least September

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

30, 2018. During the year ended September 30, 2018, Investors Class shares of the Small Cap Fund and the SMid Cap Fund incurred fees of $448,809 and $7,349, respectively, under the Distribution Plan.

The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan under which each Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers. Each Fund may pay shareholder servicing fees in an amount not exceeding, on an annual basis, 0.25% of the average daily net assets allocable to the Investors Class shares and 0.10% of the average daily net assets allocable to the Institutional Class shares. During the year ended September 30, 2018, Institutional Class shares and Investors Class shares of the Small Cap Fund incurred fees of $309,009 and $2,243,978, respectively, under the Shareholder Servicing Plan. During the year ended September 30, 2018, Institutional Class shares and Investors Class shares of the SMid Cap Fund incurred fees of $22,214 and $36,743, respectively, under the Shareholder Servicing Plan.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund accounting, compliance, transfer agency and certain administration services to the Funds. Each Fund pays Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus.

Certain officers of the Trust are also officers of Ultimus and/or the Distributor. An employee of Ultimus serves as the Trust’s Anti-Money Laundering Officer.

TRUSTEE COMPENSATION

Trustees affiliated with the Adviser are not compensated by the Trust for their services. For the calendar year, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives from the Trust a quarterly retainer of $5,750; a fee of $5,750 for each in-person meeting attended (except that such fee is $9,575 for each of the Lead Independent Trustee and the Chairman of the Audit Committee); and 50% of such meeting fee for telephonic meetings attended. Each Fund pays its proportionate share of such fees.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDERS OF FUND SHARES

As of September 30, 2018, the following shareholders owned of record 5% or more of the outstanding shares of each class of each Fund:

NAME OF RECORD OWNER	% Ownership
Conestoga Small Cap Fund - Institutional Class
National Financial Services, LLC (for the benefit of its customers)	32%
Charles Schwab & Company, Inc. (for the benefit of its customers)	25%
Merrill Lynch & Company (for the benefit of its customers)	14%
Wells Fargo Bank, N.A. (for the benefit of its customers)	6%
Conestoga Small Cap Fund - Investor Class
National Financial Services, LLC (for the benefit of its customers)	41%
Charles Schwab & Company, Inc. (for the benefit of its customers)	27%
Conestoga SMid Cap Fund - Institutional Class
Charles Schwab & Company, Inc. (for the benefit of its customers)	76%
National Financial Services, LLC (for the benefit of its customers)	14%
Conestoga SMid Cap Fund - Investor Class
National Financial Services, LLC (for the benefit of its customers)	59%
Charles Schwab & Company, Inc. (for the benefit of its customers)	22%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Affiliated Issuers

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of the company. As of September 30, 2017, Exa Corporation was an affiliate of the Small Cap Fund, but as of September 30, 2018, the Small Cap Fund does not hold a position in Exa Corporation, which is no longer an affiliate of the Fund. As of September 30, 2018, the Small Cap Fund owns 5.67%, 8.34%, and 6.40% of the outstanding voting shares of LeMaitre Vascular, Inc., Mesa Laboratories, Inc., and NVE Corporation, respectively. The industry

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

and percentage of net assets for these holdings can be found on the Small Cap Fund’s Schedule of Investments. Further information on these holdings for the year ended September 30, 2018 appears below:

	Exa Corporation	LeMaitre Vascular, Inc.	Mesa Laboratories, Inc.	NVE Corporation	Total from Affiliated Issuers
Percentage of Outstanding Voting Shares Owned	0.00%	5.67%	8.34%	6.40%
Shares at Beginning of Year	947,433	560,699	230,386	188,450
Shares Purchased During the Year	—	543,700	90,750	121,200
Shares Sold During the Year	(947,433)	—	—	—
Shares at End of Year	—	1,104,399	321,136	309,650
Market Value at Beginning of Year	$22,908,930	$20,981,356	$34,401,238	$14,881,896	$93,173,420
Cost of Purchases During the Year	—	18,769,884	14,303,678	11,559,123	44,632,685
Cost of Sales During the Year	(12,403,838)	—	—	—	(12,403,838)
Change in Unrealized Appreciation (Depreciation)	(10,505,092)	3,033,177	10,904,348	6,344,723	9,777,156
Market Value at End of Year	$—	$42,784,417	$59,609,264	$32,785,742	$135,179,423
Net Realized Gains During the Year	$10,478,259	$—	$—	$—	$10,478,259
Dividend Income Earned During the Year	$—	$236,872	$180,031	$984,000	$1,400,903

6. Capital Share Activity

The following table summarizes the capital share activity in Institutional Class shares of the Small Cap Fund:

	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017
	Shares	Value	Shares	Value
Issued	18,093,787	$969,088,368	5,785,338	$249,655,601
Reinvested	599,299	29,131,927	75,228	3,040,712
Redeemed	(3,863,342)	(210,264,709)	(1,515,625)	(65,482,609)
Total	14,829,744	$787,955,586	4,344,941	$187,213,704

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the capital share activity in Investors Class shares of the Small Cap Fund:

	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017
	Shares	Value	Shares	Value
Issued	10,756,703	$563,831,802	4,241,338	$183,742,417
Reinvested	856,061	41,296,386	143,261	5,761,943
Redeemed	(8,644,725)	(456,578,215)	(3,720,256)	(158,754,158)
Total	2,968,039	$148,549,973	664,343	$30,750,202

The following table summarizes the capital share activity in Institutional Class shares of the SMid Cap Fund:

	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017
	Shares	Value	Shares	Value
Issued	1,297,041	$20,247,411	339,363	$3,983,927
Reinvested	5,405	72,483	—	—
Redeemed	(341,534)	(5,296,864)	(297,233)	(3,335,288)
Total	960,912	$15,023,030	42,130	$648,639

The following table summarizes the capital share activity in Investors Class shares of the SMid Cap Fund:

	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017
	Shares	Value	Shares	Value
Issued	2,269,826	$34,928,909	126,364	$1,473,530
Reinvested	724	9,636	—	—
Redeemed	(245,981)	(3,846,629)	(59,280)	(699,774)
Total	2,024,569	$31,091,916	67,084	$773,756

7. Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular sector. As of September 30,

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

2018, the Small Cap Fund had 24.3% and 20.1% of the value of its net assets invested in stocks within the Technology and Health Care sectors, respectively. As of September 30, 2018, the SMid Cap Fund had 25.8%, 23.1% and 20.8% of the value of its net assets invested in stocks within the Producer Durables, Technology and Health Care sectors, respectively.

8. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CONESTOGA FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Conestoga Funds
and the Shareholders of Conestoga Small Cap Fund
and Conestoga SMid Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Conestoga Small Cap Fund and Conestoga SMid Cap Fund, each a series of shares of beneficial interest in Conestoga Funds (the “Funds”), including the schedules of investments, as of September 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting

CONESTOGA FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Conestoga Funds since 2004.

Philadelphia, Pennsylvania
November 26, 2018

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, Rule 12b-1 distribution fees (if applicable), shareholder servicing fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (April 1, 2018) and held until the end of the period (September 30, 2018).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

Conestoga Small Cap Fund	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Based on Actual Fund Return	$1,000.00	$1,214.70	0.90%	$5.00
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.56	0.90%	$4.56
Investors Class
Based on Actual Fund Return	$1,000.00	$1,213.50	1.10%	$6.10
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.55	1.10%	$5.57

Conestoga SMid Cap Fund	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Based on Actual Fund Return	$1,000.00	$1,190.60	0.85%	$4.67
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
Investors Class
Based on Actual Fund Return	$1,000.00	$1,188.70	1.10%	$6.04
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.55	1.10%	$5.57

(a)	Annualized, based on each Fund's most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

CONESTOGA FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-494-2755, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-494-2755, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-494-2755. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended September 30, 2018, the Small Cap Fund and the SMid Cap Fund designated $81,409,154 and $90,265, respectively, as long-term capital gain distributions subject to a maximum tax rate of 20%.

CONESTOGA FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the trustees and executive officers of the Trust as of September 30, 2018 are set forth below.

Name (Birth Year)	Position(s) Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee[3]
Independent Trustees [4]:
William B. Blundin (1939)	Trustee	Since 2002	Chairman and CEO, Bransford Investment Partners, LLC (private asset management) since 1997.	2	Trustee, the Saratoga Advantage Funds (14 investment portfolios) (2003-2012)
Nicholas J. Kovich (1956)	Trustee	Since 2002	Managing Director, Beach Investment Counsel, from 2011 to 2018; President and Chief Executive Officer, Kovich Capital Management (private asset management) since 2001.	2	Trustee, the Milestone Funds (1 Portfolio) (2007-2011)
James G. Logue (1956)	Trustee	Since 2013	Shareholder, McCausland Keen + Buckman (attorneys at law) since 1991.	2	None
Denise C. Marbach (1954)	Trustee	Since 2018	President of Gwynedd Marcy Academy since 2017; Assurance Partner at PwC (1999 to 2015).	2	None
Richard E. Ten Haken (1934)	Trustee	Since 2002	Chairman and President, Ten Haken & Associates, Inc. (financial management consulting).	2	None
John G. O’Brien (1941)	Trustee	Since 2014	Managing Director, Prairie Capital Management, LLC[5], since 2001.	2	None

CONESTOGA FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name (Birth Year)	Position(s) Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee[3]
Interested Trustees [4]:
William C. Martindale, Jr.[6] (1942)	Chairman of the Board, CEO & Trustee	Chairman since 2011, CEO since 2010 & Trustee since 2002	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC from 2001 to 2014.	2	None
Robert M. Mitchell[6] (1969)	Trustee & Treasurer	Trustee since 2011 & Treasurer since 2002	Managing Partner, Co-Founder and Portfolio Manager since 2001 and Chief Investment Officer since 2014 of Conestoga Capital Advisors, LLC.	2	None

CONESTOGA FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and (Birth Year)	Position(s) Held with the Funds; Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years
Executive Officers:
Duane R. D’Orazio (1972)	Secretary since 2002; Chief Compliance Officer since 2004	Managing Partner and Co-Founder of Conestoga Capital Advisors, LLC since 2001 and Chief Compliance Officer of Conestoga Capital Advisors, LLC since 2007.
Mark S. Clewett (1968)	Senior Vice President since 2006	Managing Partner, President of Conestoga Capital Advisors, LLC since 2018 and Director of Institutional Sales and Client Service of Conestoga Capital Advisors, LLC since 2006.
Joseph F. Monahan (1959)	Senior Vice President since 2009	Managing Partner, Portfolio Manager and Research Analyst of Conestoga Capital Advisors, LLC since 2008.
Michelle L. Czerpak (1976)	Vice President since 2003	Partner of Conestoga Capital Advisors, LLC since 2003; Operations and Marketing Analyst since 2001.
Alida Bakker-Castorano (1960)	Vice President since 2011	Partner since 2013 and Operations Manager and Performance Analyst of Conestoga Capital Advisors, LLC since 2011.
Jennifer L. Leamer (1976)	Assistant Treasurer since 2016	Since 2014, Vice President, Mutual Fund Controller and Business Analyst from 2007 to 2014 of Ultimus Fund Solutions, LLC.

CONESTOGA FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and (Birth Year)	Position(s) Held with the Funds; Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years
Executive Officers (Continued):
Daniel D. Bauer (1977)	Assistant Treasurer since 2016	Since 2015, Assistant Mutual Fund Controller; Fund Accounting Manager from 2012 to 2015 of Ultimus Fund Solutions, LLC.
Stephen L. Preston (1966)	Assistant Vice President and Anti- Money Laundering Officer since 2016	Since 2011, Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Assistant Vice President of Ultimus Fund Solutions, LLC.

[1]

There is no defined term of office for service as a Trustee or Officer. Each Trustee and Officer serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

[2]	The “Fund Complex” consists of the Funds.
[3]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., “public companies"), or other investment companies registered under the 1940 Act.

[4]	Each Trustee may be contacted by writing to the Trustee, c/o Conestoga Funds, CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087.
[5]

Prairie Capital Management, LLC is an investment adviser registered under the Investment Advisers Act of 1940, as amended, which has investments in the Conestoga Funds. Prairie Capital Management, LLC is a subsidiary of UMB Bank, N.A., the Funds’ custodian.

[6]

Mr. Mitchell is deemed to be an “interested person” of the Trust by reason of his position as Managing Partner of Conestoga Capital Advisors, LLC. Mr. Martindale is deemed to be an “interested person” of the Trust by reason of his beneficial ownership of nonvoting stock of Conestoga Capital Advisors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-494-2755.

Interested Trustees

William C. Martindale, Jr., Chairman
Robert M. Mitchell

Independent Trustees

William B. Blundin
Nicholas J. Kovich
James G. Logue
Denise C. Marbach
John G. O’Brien
Richard E. Ten Haken

Investment Adviser

Conestoga Capital Advisors, LLC
CrossPoint at Valley Forge
550 E. Swedesford Road, Suite 120 East
Wayne, PA 19087

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian

UMB Bank, NA
928 Grand Blvd.
Kansas City, MO 64106

Distributor

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street 3rd Floor
Philadelphia, PA 19103

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square Suite 2000
Philadelphia, PA 19103

Conestoga Funds’ Officers

William C. Martindale, Jr., CEO
Duane R. D’Orazio, Secretary, Chief Compliance Officer
Robert M. Mitchell, Treasurer
Mark S. Clewett, Senior Vice President
Joseph F. Monahan, Senior Vice President
Michelle L. Czerpak, Vice President
Alida Bakker-Castorano, Vice President
Jennifer L. Leamer, Assistant Treasurer
Daniel D. Bauer, Assistant Treasurer
Stephen L. Preston, Assistant Vice President
and Anti-Money Laundering Officer

This report is provided for the general information of the shareholders of the Conestoga Small Cap and SMid Cap Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Nicholas J. Kovich. Mr. Kovich is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $26,000 and $26,000 with respect to the registrant’s fiscal years ended September 30, 2018 and 2017, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,000 and $4,000 with respect to the registrant’s fiscal years ended September 30, 2018 and 2017, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended September 30, 2018 and 2017, aggregate non-audit fees of $4,000 and $4,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Schedule filed with Item 1

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Conestoga Funds

By (Signature and Title)*		/s/ William C. Martindale Jr.
William C. Martindale Jr., Chief Executive Officer

Date	December 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ William C. Martindale Jr.
William C. Martindale Jr., Chief Executive Officer

Date	December 4, 2018

By (Signature and Title)*		/s/ Robert M. Mitchell
Robert M. Mitchell, Treasurer and Principal Accounting Officer

Date	December 4, 2018

*	Print the name and title of each signing officer under his or her signature.